UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DENALI CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

DENALI CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue 27th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DNQUF	Pink Current
Class A ordinary shares, par value $0.0001 per share	DNQAF	OTCQB
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DNQWF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 20, 2025, Denali Capital Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Denali”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Semnur Pharmaceuticals, Inc., a Delaware corporation (“Semnur”), and the purchaser party thereto (the “Purchaser”). There are no material relationships between the Company or its affiliates and the Purchaser, other than in respect of the Purchase Agreement.

Pursuant to the Purchase Agreement, the Purchaser has agreed to purchase an aggregate of 1,250,000 shares of common stock, par value $0.0001 per share (the “PIPE Shares”), of the combined company (“New Semnur”) following the consummation of the transactions (the “Business Combination”) contemplated by the Agreement and Plan of Merger, dated August 30, 2024, as amended on April 16, 2025, and July 22, 2025 (the “Merger Agreement”), by and among the Company, Semnur, and Denali Merger Sub Inc. The purchase price for the PIPE Shares is $16.00 per share, for an aggregate purchase price of $20,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is subject to customary conditions and is expected to occur immediately following the consummation of the Business Combination.

The Purchase Agreement also provides that, no earlier than the closing of the PIPE Financing and no later than 20 business days following the closing of the Business Combination, Semnur will cause to be deposited into an escrow account an aggregate of 12,000,000 shares of New Semnur common stock beneficially owned by its parent company, Scilex Holding Company, pursuant to the terms of a Securities Escrow Agreement to be entered into by Semnur, the Purchaser and an escrow agent.

The Purchase Agreement contains customary representations, warranties, and covenants of the parties thereto. The Purchase Agreement may be terminated under certain circumstances, including if the closing of the PIPE Financing has not occurred on or before December 31, 2025.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the Purchase Agreement and the PIPE Financing set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The PIPE Shares to be issued in the PIPE Financing will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchaser in the Purchase Agreement, including that the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D and is acquiring the securities for investment purposes and not with a view to distribution. The offering of the PIPE Shares was not a public offering and was not accompanied by any general solicitation or advertising. The PIPE Shares will be restricted securities and subject to transfer restrictions.

Additional Information and Where to Find It

In connection with the Business Combination, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which included a preliminary proxy statement/prospectus as well as other relevant information concerning the Business Combination. The SEC declared the Registration Statement effective on August 12, 2025, and the Company filed a definitive proxy statement/prospectus with the SEC on August 13, 2025. The Company commenced mailing the definitive proxy statement/prospectus to the Company’s shareholders of record as of August 12, 2025, on or about August 13, 2025. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its shareholders in connection with the Business Combination. Investors and security holders of the Company are advised to read the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 437 Madison Avenue, 27th Floor, New York, New York 10022.

Participants in the Solicitation

Denali, Semnur, and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Denali’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Denali’s directors and officers in Denali’s filings with the SEC, including the Denali Registration Statement, which includes the definitive proxy statement/prospectus of Denali for the Business Combination. Such information and the names of Semnur’s directors and executive officers are also included in the Registration Statement.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of management of Denali and Semnur are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Denali. These statements are subject to a number of risks and uncertainties regarding Denali’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Semnur or the shareholders of Denali for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Semnur or Denali; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Denali’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq or OTC Markets following the Business Combination; and costs related to the Business Combination. There may be additional risks that Denali presently does not know or that Denali currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Denali’s expectations, plans or forecasts of future events and views as of the date of this communication. Denali anticipates that subsequent events and developments will cause such assessments to change. However, while Denali may elect to update these forward-looking statements at some point in the future, Denali specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Denali’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

2

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated as of August 20, 2025, by and among Denali Capital Acquisition Corp., Semnur Pharmaceuticals, Inc., and the Buyers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted schedules to the SEC upon its request.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Date: August 21, 2025	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

4

Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August __, 2025, by and among Semnur Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 960 San Antonio Road, Palo Alto, CA 94303 (“Semnur”), Denali Capital Acquisition Corp., a Cayman Islands exempted company, with headquarters located at 437 Madison Avenue, 27th Floor, New York, NY 10022 (“Denali”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

1. On August 30, 2024, Semnur, Denali and Denali Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Denali (“Merger Sub”), entered into an Agreement and Plan of Merger, which was amended pursuant to Amendment No. 1 to Agreement and Plan of Merger, dated as of April 16, 2025, and Amendment No. 2 to Agreement and Plan of Merger, dated as of July 22, 2025 (as amended, and as may be further amended from time to time, the “Merger Agreement”).

2. Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the time at which the Business Combination (as defined below) becomes effective (the “Effective Time”), Denali will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”) and (ii) at the Effective Time, and following the Domestication, Merger Sub will merge with and into Semnur (the “Business Combination”), with Semnur continuing as the surviving entity and wholly owned subsidiary of Denali. Denali, upon giving effect to the closing of the Business Combination, shall be referred to in this Agreement as “New Semnur”.

3. Each Buyer wishes to purchase, and Denali (as New Semnur) wishes to sell, upon the terms and conditions stated in this Agreement, such aggregate number of shares of common stock, par value $0.0001 per share, of New Semnur (the “New Semnur Common Stock”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, which aggregate amount for all Buyers together shall be 1,250,000 shares of New Semnur Common Stock (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof) (collectively, the “Common Shares”).

4. Semnur, Denali and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

NOW, THEREFORE, Semnur, Denali and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF COMMON SHARES.

(a) Purchase of Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, Denali (as New Semnur) shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from Denali (as New Semnur) on the Closing Date (as defined below), the number of Common Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Closing”).

(b) Closing. The date and time of the Closing (the “Closing Date”) shall be the date and time of the closing of the Business Combination, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below, remotely by electronic transfer of Closing documentation.

(c) Purchase Price. The purchase price for the Common Shares to be purchased by each Buyer pursuant to this Agreement shall be $16.00 per Common Share (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), with the aggregate purchase price for the Common Shares to be purchased by each Buyer to be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (the “Purchase Price”).

(d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to Denali (as New Semnur) for the Common Shares to be issued and sold to such Buyer pursuant to this Agreement by wire transfer of immediately available funds in accordance with Denali’s written wire instructions and (ii) Denali (as New Semnur) shall deliver to each Buyer the number of Common Shares such Buyer is purchasing as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers.

(e) Deposit Shares. No earlier than the Closing Date and no later than the date that is twenty (20) business days following the Closing, Semnur shall cause to be deposited into an escrow account in the name of the Escrow Agent (as defined below) an aggregate of 12,000,000 shares (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof) of New Semnur Common Stock (the “Escrow Shares”) held by Scilex, Inc. (the parent company of Semnur) in accordance with the terms of a Securities Escrow Agreement to be entered into between Semnur, the Buyers and an escrow agent mutually agreeable to the holders of at least a majority of the aggregate amount of Common Shares issued and issuable hereunder (the “Majority Purchasers”) and Semnur (the “Escrow Agent”). The “Securities Escrow Agreement” shall be an agreement governing the terms of the escrow of the Escrow Shares and shall be in form and substance reasonably acceptable to Semnur, the Escrow Agent and the Majority Purchasers.

2. BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself to each of Semnur and Denali that:

(a) No Public Sale or Distribution. Such Buyer is acquiring the Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Common Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Common Shares hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Common Shares.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b) Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c) Reliance on Exemptions. Such Buyer understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Semnur and Denali are relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Common Shares.

(d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Semnur, Denali and New Semnur and materials relating to the offer and sale of the Common Shares that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of Semnur and Denali. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on Semnur’s and Denali’s representations and warranties contained herein. Such Buyer understands that its investment in the Common Shares involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares.

(e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

(f) Transfer or Resale. Such Buyer understands that: (i) the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to Semnur an opinion of counsel, in a form reasonably acceptable to Semnur, to the effect that such Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides Semnur with reasonable assurance that such Common Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Common Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

(g) Legends. Such Buyer understands that the certificates or other instruments representing the Common Shares, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and New Semnur shall issue a certificate without such legend to the holder of the Common Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Common Shares are registered for resale under the 1933 Act or exchanged for other securities in a transaction registered under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides Semnur with an opinion of counsel, in a form reasonably acceptable to Semnur, to the effect that such sale, assignment or transfer of the Common Shares may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Common Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h) Validity; Enforcement. This Agreement and the other Transaction Documents (as defined below) to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

3. REPRESENTATIONS AND WARRANTIES OF SEMNUR.

Semnur represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Semnur is an entity duly organized and validly existing and in good standing under the laws of the state of Delaware, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Semnur is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Semnur Material Adverse Effect. As used in this Agreement, “Semnur Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of Semnur, individually or taken as a whole, or on the transactions contemplated hereby or on the other Semnur Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Semnur to perform any of its obligations under any of the Semnur Transaction Documents. Semnur does not, directly or indirectly, own any of the capital stock or hold an equity or similar interest in any entity.

(b) Authorization; Enforcement; Validity. Semnur has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by Semnur in connection with the transactions contemplated by this Agreement (collectively, the “Semnur Transaction Documents”) and to issue the Common Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Semnur Transaction Documents by Semnur and the consummation by Semnur of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares, have been duly authorized by Semnur’s Board of Directors and (other than filings pursuant to applicable securities laws), no further filing, consent or authorization is required by Semnur, its Board of Directors or its stockholders. This Agreement and the other Semnur Transaction Documents have been duly executed and delivered by Semnur, and constitute the legal, valid and binding obligations of Semnur, enforceable against Semnur in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Common Shares. The issuance of the Common Shares is duly authorized and, upon issuance in accordance with the terms of the Semnur Transaction Documents, the Common Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof and the Common Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of New Semnur Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 3, the offer and issuance by Semnur of the Common Shares is exempt from registration under the 1933 Act.

(d) No Conflicts. Except as disclosed in Schedule 3(d), the execution, delivery and performance of the Semnur Transaction Documents by Semnur and the consummation by Semnur of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of Semnur’s Certificate of Incorporation (as amended from time to time, the “Semnur Certificate of Incorporation”) or Semnur’s Bylaws (as amended from time to time, the “Semnur Bylaws”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Semnur is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) and including all applicable foreign, federal, state laws, rules and regulations applicable to Semnur or by which any property or asset of Semnur is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Semnur Material Adverse Effect.

(e) Consents. Except as disclosed in Schedule 3(e), Semnur is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than filings pursuant to applicable securities laws), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Semnur Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Semnur is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date).

(f) Acknowledgment Regarding Buyer’s Purchase of Common Shares. Semnur acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Semnur Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of Semnur, (ii) an “affiliate” of Semnur (as defined in Rule 144) or (iii) to the knowledge of Semnur, a “beneficial owner” of more than 10% of the New Semnur Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). Semnur further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Semnur (or in any similar capacity) with respect to the Semnur Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Semnur Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Common Shares. Semnur further represents to each Buyer that Semnur’s decision to enter into the Semnur Transaction Documents has been based solely on the independent evaluation by Semnur and its representatives.

(g) No General Solicitation; Placement Agent’s Fees. Neither Semnur nor its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares. Semnur shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to JW Capital (the “Placement Agent”) in connection with the sale of the Common Shares. Semnur shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Semnur acknowledges that it has engaged the Placement Agent in connection with the sale of the Common Shares.

(h) No Integrated Offering. Neither Semnur, nor any of its affiliates, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Common Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Common Shares to require approval of stockholders of Semnur for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Semnur or Denali are listed or designated for quotation. Neither Semnur nor its affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Common Shares under the 1933 Act or cause the offering of any of the Common Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i) Application of Takeover Protections. Semnur and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Semnur Certificate of Incorporation, the Semnur Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Semnur’s issuance of the Common Shares and any Buyer’s ownership of the Common Shares.

(j) Form S-4; Financial Statements. As of each filing date of the registration statement on Form S-4 filed by Denali (File No. 333-283019) (as amended from time to time, the “Form S-4”) or any amendment thereto, the sections of the Form S-4 titled “Business of Semnur,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Semnur”, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of each filing date of the Form S-4 or any amendment thereto, the financial statements of Semnur included in the Form S-4 (the “Semnur Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Semnur Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied during the periods involved (except (i) as may be otherwise indicated in the Semnur Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Semnur as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

(k) Absence of Certain Changes. Since March 31, 2025, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of Semnur. Semnur has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Semnur have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(l) Conduct of Business; Regulatory Permits. Semnur is not in violation of any term of or in default under the Semnur Certificate of Incorporation or the Semnur Bylaws. Semnur is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to Semnur, and Semnur will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Semnur Material Adverse Effect. Semnur possesses all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Semnur Material Adverse Effect, and Semnur has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(m) Foreign Corrupt Practices. Neither Semnur, nor to Semnur’s knowledge, any of its directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist Semnur or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither Semnur nor, to Semnur’s knowledge, any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. Neither Semnur nor, to Semnur’s knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other equivalent or comparable laws of other countries.

(n) Transactions With Affiliates. Except as disclosed in the Form S-4, none of the officers, directors or employees of Semnur is presently a party to any transaction with Semnur (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Semnur, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(o) Equity Capitalization. As of the date hereof, the authorized capital stock of Semnur consists of 45,000,000 shares of preferred stock, par value $0.00001 per share, of which as of the date hereof none are issued and outstanding, and 740,000,000 shares of common stock of Semnur, par value $0.0001 per share (“Semnur Common Stock”), of which as of the date hereof 170,000,000 are issued and outstanding, 40,000,000 shares are reserved for issuance pursuant to Semnur’s stock option and purchase plans. No Semnur Common Stock is held in treasury. All of such outstanding securities of Semnur are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. (i) Except as disclosed in Schedule 3(o)(i), hereto, none of Semnur’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Semnur; (ii) except as disclosed in Schedule 3(o)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Semnur, or contracts, commitments, understandings or arrangements by which Semnur is or may become bound to issue additional capital stock of the Semnur or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Semnur; (iii) except as disclosed in Schedule 3(o)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined below) of Semnur or by which Semnur is or may become bound; (iv) except as disclosed in Schedule 3(o)(iv), there are no financing statements securing obligations in any amounts filed in connection with Semnur; (v), except as disclosed in Schedule 3(o)(v), there are no agreements or arrangements under which Semnur is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(o)(vi), there are no outstanding securities or instruments of Semnur which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Semnur is or may become bound to redeem a security of Semnur; (vii) except as disclosed in Schedule 3(o)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Common Shares; (viii) except as disclosed in Schedule 3(o)(viii), Semnur has no stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) except as disclosed in Schedule 3(o)(ix), Semnur has no liabilities or obligations, other than those incurred in the ordinary course of Semnur’s business and which, individually or in the aggregate, do not or could not have a Semnur Material Adverse Effect. “Indebtedness” means with respect to any Person, (A) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs and prepayment and other penalties, (B) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (C) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (D) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (E) all obligations of such Person under leases to be accounted for as capital leases under GAAP (as defined below) and (F) all obligations of the type referred to in clauses (A) through (E) of this definition of any Person (including through guarantees) the payment of which such Person is responsible, including those secured by (or for which the beneficiary of such obligations has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed.

(p) Indebtedness and Other Contracts. Except (i) as specifically disclosed, reflected or reserved against on the Semnur Financial Statements, (ii) for Liabilities (as defined below) and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since April 1, 2025, (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of the Merger Agreement or the Semnur Transaction Documents, the performance of their respective covenants or agreements in the Merger Agreement or the Semnur Transaction Documents or the consummation of the transactions contemplated hereby or thereby and (iv) for Liabilities that do not, and would not reasonably be expected, individually or in the aggregate, to have a Semnur Material Adverse Effect, Semnur does not have any Liabilities of the type required to be set forth on a balance sheet in accordance with GAAP consistently applied in accordance with past practice. For purposes of this Agreement, “Liabilities” means all liabilities, Indebtedness, claims, or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due).

(q) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Semnur, threatened against or affecting Semnur, the New Semnur Common Stock or any of Semnur’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(r) Insurance. Semnur is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Semnur believes to be prudent and customary in the businesses in which Semnur is engaged. Semnur has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Semnur Material Adverse Effect.

(s) Employee Relations. Semnur is not a party to any collective bargaining agreement or employs any member of a union. Semnur believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of Semnur has notified Semnur that such officer intends to leave Semnur or otherwise terminate such officer’s employment with Semnur. No executive officer or other key employee of Semnur is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject Semnur to any liability with respect to any of the foregoing matters. Semnur is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Semnur Material Adverse Effect.

(t) Title. Semnur has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of Semnur, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Semnur. Any real property and facilities held under lease by Semnur is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Semnur.

(u) Intellectual Property Rights. Semnur owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its business as now conducted. There is no claim, action or proceeding being made or brought, or to the knowledge of Semnur, being threatened, against Semnur regarding its Intellectual Property Rights. Semnur is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. Semnur has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights that have been developed by Semnur.

(v) Tax Status. Semnur (i) has timely or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Semnur know of no basis for any such claim.

(w) Internal Accounting. Semnur maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, consistently applied during the periods involved and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as disclosed in the Form S-4, during the twelve months prior to the date hereof Semnur has not received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of Semnur.

(x) Preclinical Development and Clinical Trials. The studies, tests, preclinical development and clinical trials, if any, conducted by or on behalf of Semnur are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional and scientific standards for products or product candidates comparable to those being developed by Semnur and all applicable laws and regulations, including the Federal Food, Drug, and Cosmetic Act and 21 C.F.R. parts 50, 54, 56, 58, 312, and 812. The descriptions of, protocols for, and data and other results of, the studies, tests, development and trials conducted by or on behalf of Semnur that have been furnished or made available to the Buyers are accurate and complete. Semnur is not aware of any studies, tests, development or trials the results of which reasonably call into question the results of the studies, tests, development and trials conducted by or on behalf of Semnur, and Semnur has not received any notices or correspondence from the U.S. Food and Drug Administration (“FDA”) or any other governmental entity or any institutional review board or comparable authority requiring the termination, suspension or material modification of any studies, tests, preclinical development or clinical trials conducted by or on behalf of Semnur.

(y) FDA Approvals. To Semnur’s knowledge, it possesses all permits, licenses, registrations, certificates, authorizations, orders and approvals from the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, including all such permits, licenses, registrations, certificates, authorizations, orders and approvals required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of drugs, pharmaceuticals, medical devices or biohazardous materials. To Semnur’s knowledge, it has not received any notice of proceedings relating to the suspension, modification, revocation or cancellation of any such permit, license, registration, certificate, authorization, order or approval. Neither Semnur nor, to Semnur’s knowledge, any officer, employee or agent of Semnur has been convicted of any crime or engaged in any conduct that has previously caused or would reasonably be expected to result in (i) disqualification or debarment by the FDA under 21 U.S.C. Sections 335(a) or (b), or any similar law, rule or regulation of any other governmental entities, (ii) debarment, suspension, or exclusion under any federal healthcare programs or by the General Services Administration, or (iii) exclusion under 42 U.S.C. Section 1320a-7 or any similar law, rule or regulation of any governmental entities. Neither Semnur nor any of its officers, employees, or, to Semnur’s knowledge, any of its contractors or agents is the subject of any pending or threatened investigation by FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” policy as stated at 56 Fed. Reg. 46191 (September 10, 1991) (the “FDA Application Integrity Policy”) and any amendments thereto, or by any other similar governmental entity pursuant to any similar policy. Neither Semnur nor any of its officers, employees, contractors, and agents has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for FDA to invoke the FDA Application Integrity Policy or for any similar governmental entity to invoke a similar policy. Neither Semnur nor any of its officers, employees, or to Semnur’s knowledge, any of its contractors or agents has made any materially false statements on, or material omissions from, any notifications, applications, approvals, reports and other submissions to FDA or any similar governmental entity.

(z) FDA Regulation. Semnur is and has been in compliance with all applicable laws administered or issued by the FDA or any similar governmental entity, including the Federal Food, Drug, and Cosmetic Act and all other laws regarding developing, testing, manufacturing, marketing, distributing or promoting the products of Semnur, or complaint handling or adverse event reporting.

(aa) Compliance with Anti-Money Laundering Laws. The operations of Semnur are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the anti-money laundering, including the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956, 1957, and any other equivalent or comparable laws of other countries (the “Anti-Money Laundering Laws”), and no Action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Semnur with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Semnur threatened.

(bb) Office of Foreign Assets Control. Neither Semnur nor, to Semnur’s knowledge, any director, officer, agent, employee or affiliate of Semnur is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control (“OFAC”).

(cc) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between Semnur and an unconsolidated or other off balance sheet entity that would be reasonably likely to have a Semnur Material Adverse Effect.

(dd) Stock Option Plans. Each stock option granted by Semnur was granted (i) in accordance with the terms of the applicable Semnur stock option plan and (ii) with an exercise price at least equal to the fair market value of the New Semnur Common Stock on the date such stock option would be considered granted under GAAP, consistently applied during the periods involved and applicable law. No stock option granted under Semnur’s stock option plan has been backdated. Semnur has not knowingly granted, and there is no and has been no Semnur policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding Semnur or its financial results or prospects.

(ee) No Disqualification Events. With respect to the Common Shares to be offered and sold hereunder, none of Semnur, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Semnur participating in the offering hereunder, any beneficial owner of 20% or more of Semnur’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Semnur in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Semnur has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(ff) Other Covered Persons. Semnur is not aware of any Person other than the Placement Agent that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of the Common Shares.

4. REPRESENTATIONS AND WARRANTIES OF DENALI.

Denali represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Each of Denali and Merger Sub are entities duly organized and validly existing and in good standing under the laws of the jurisdictions in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of Denali and Merger Sub is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have an Denali Material Adverse Effect. As used in this Agreement, “Denali Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Denali and Merger Sub, individually or taken as a whole, or on the transactions contemplated hereby or on the other Denali Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Denali to perform any of its obligations under any of the Denali Transaction Documents. Denali has no subsidiaries other than Merger Sub. The outstanding shares of capital stock of Merger Sub have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Denali.

(b) Authorization; Enforcement; Validity. Denali has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Denali Transaction Documents” and, together with the Semnur Transaction Documents, the “Transaction Documents”). The execution and delivery of this Agreement and the other Denali Transaction Documents and the consummation by Denali of the transactions contemplated hereby and thereby, have been duly authorized by Denali’s Board of Directors and no further filing, consent or authorization is required by Denali, its Board of Directors or its stockholders (other than, as of the date hereof, stockholder consent related to the items in the Form S-4). This Agreement and the other Denali Transaction Documents have been duly executed and delivered by Denali, and constitute the legal, valid and binding obligations of Denali, enforceable against Denali in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Reservation of Common Shares. As of the Closing Date, a number of shares of New Semnur Common Stock shall have been duly authorized and reserved for issuance which equals the number of Common Shares (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof).

(d) No Conflicts. The execution, delivery and performance of the Denali Transaction Documents by Denali and the consummation by Denali of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Denali or Merger Sub, any capital stock of Denali Merger Sub or the organizational documents of Denali or Merger Sub, (ii) constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Denali or Merger Sub is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations including all applicable foreign, federal, state laws, rules and regulations) applicable to Denali or Merger Sub or by which any property or asset of Denali or Merger Sub is bound or affected; except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in an Denali Material Adverse Effect.

(e) Consents. Denali is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Denali Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Denali is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date), and Denali does not have knowledge of any facts or circumstances which are likely to prevent Denali from effecting any of the registration, application or filings contemplated by the Denali Transaction Documents.

(f) No General Solicitation. Neither Denali nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Shares.

(g) No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties in Section 2 and Semnur’s representations and warranties in Section 3, neither Denali nor any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Common Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Common Shares to require approval of stockholders of Denali for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Denali are listed or designated for quotation. Neither Denali nor any of its affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Common Shares under the 1933 Act or cause the offering of any of the Common Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(h) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, Denali has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act applicable to Denali and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the dates of the filing of the Form S-4, including any amendments thereto, the Form S-4 did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of Denali included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. As of each filing date of the Form S-4 or any amendment thereto, the financial statements of Denali included in the Form S-4 complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with GAAP, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Denali as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in a subsequent SEC Document filed prior to the date hereof or, with respect to the Closing Date, prior to the Closing Date: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Denali Material Adverse Effect, (ii) Denali has not incurred any liabilities (contingent or otherwise) other than (A) trade accounts payable and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Denali’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Denali has not altered its method of accounting, (iv) Denali has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Denali has not issued any equity securities to any officer, director or affiliate. Denali does not have pending before the SEC any request for confidential treatment of information.

(j) Foreign Corrupt Practices.  Neither Denali, nor to the Denali’s knowledge, any of its directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the FCPA), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist Denali or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither Denali nor, to Denali’s knowledge, any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. Neither Denali nor, to Denali’s knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other equivalent or comparable laws of other countries.

(k) Sarbanes-Oxley; Internal Accounting Controls. Denali is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. Denali maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Denali and has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for Denali and designed such disclosure controls and procedures to ensure that information required to be disclosed by Denali in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Denali’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of Denali as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). Denali presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of Denali that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of Denali.

(l) Transactions With Affiliates and Employees. Except as set forth in the SEC Documents, none of the officers or directors of Denali and, to the knowledge of Denali, none of the employees of Denali is presently a party to any transaction with Denali (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Denali, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Denali and (iii) other employee benefits, including stock option agreements under any stock option plan of Denali.

(m) Capitalization. The capitalization of Denali as of June 30, 2025 is as set forth in the SEC Documents, which includes the number of Class A ordinary shares of Denali owned beneficially, and of record, by affiliates of Denali as of June 30, 2025. Denali has not issued any capital stock since June 30, 2025 through the date of this Agreement. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Denali Transaction Documents. Except as disclosed in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any share capital of Denali, or contracts, commitments, understandings or arrangements by which Denali is or may become bound to issue additional share capital of Denali. Denali does not have any stock appreciation rights or “phantom stock” plans or any similar plan or agreement. All of the outstanding shares of capital stock of Denali are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to Denali’s capital stock to which Denali is a party or, to the knowledge of Denali, between or among any of Denali’s stockholders. Except as disclosed in the SEC documents, there are no securities or instruments containing redemption, anti-dilution or similar provisions that will be triggered by the issuance of the Common Shares or the Business Combination.

(n) Compliance. Denali (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Denali under), nor has Denali received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Denali Material Adverse Effect.

(o) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Denali, threatened against or affecting Denali or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Denali Transaction Documents or the Common Shares or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Denali Material Adverse Effect. Neither Denali nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Denali, there is not pending or contemplated, any investigation by the SEC involving Denali or any current or former director or officer of Denali. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Denali under the 1934 Act or the 1933 Act.

(p) Insurance. Denali is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Denali is engaged. Except as disclosed in the SEC Documents, Denali has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Title to Assets. Denali has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of Denali, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Denali and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Denali is held by it under valid, subsisting and enforceable leases with which Denali is in compliance.

(r) Liabilities. Except as specifically disclosed, reflected or fully reserved against in the financial statements of Denali included in the SEC Documents, and for Liabilities and obligations of a similar nature and in similar amounts incurred in the ordinary course of business since Denali’s formation, there are no material Liabilities, debts or obligations (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise) relating to Denali. All Liabilities, fixed or contingent, which should be included under GAAP on a balance sheet are included in the financial statements of Denali included in the SEC Documents.

(s) Compliance with Anti-Money Laundering Laws. The operations of Denali are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Anti-Money Laundering Laws, and no Action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Denali with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Denali, threatened.

(t) Office of Foreign Assets Control. Neither Denali nor, to Denali’s knowledge, any director, officer, agent, employee or affiliate of Denali is currently subject to any U.S. sanctions administered by OFAC.

5. COVENANTS.

(a) Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7.

(b) Securities Laws. Denali shall, on or before the Closing Date, take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Common Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). Denali shall make all filings and reports relating to the offer and sale of the Common Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Disclosure of Transactions and Other Material Information. On or before the Disclosure Time (as defined below), Denali shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement). As used herein, “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a business day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any business day, 9:01 a.m. (New York City time) on the business day immediately following the date hereof, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any business day, no later than 9:01 a.m. (New York City time) on the date hereof.

(d) Conduct of Business. The business of Semnur and Denali shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, the FCPA and any other equivalent or comparable laws of other countries, OFAC regulations and Anti-Money Laundering Laws.

6. CONDITIONS TO DENALI’S OBLIGATION TO SELL THE COMMON SHARES.

The obligation of Semnur and Denali (as New Semnur) hereunder to issue and sell the Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each of Semnur’s and Denali’s sole benefit and may be waived by Semnur and/or Denali at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to Semnur.

(b) [Reserved].

(c) Such Buyer shall have delivered to Denali (as New Semnur) the Purchase Price for the Common Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by Semnur.

(d) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(e) All conditions precedent to the closing of the Business Combination contained in the Merger Agreement shall have been satisfied or waived.

7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE COMMON SHARES.

The obligation of each Buyer hereunder to purchase the Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing Semnur with prior written notice thereof:

(a) Semnur shall have duly executed and delivered to such Buyer (i) each of the Semnur Transaction Documents and (ii) the Common Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(b) Denali (as New Semnur) shall have duly executed and delivered to such Buyer each of the Denali Transaction Documents.

(c) The representations and warranties of each of Semnur and Denali shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such specified date) and each of Semnur and Denali shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

(d) Each of Semnur and Denali shall have obtained all stockholder, governmental, regulatory or other third party consents and approvals necessary for the completion of the Business Combination.

(e) All conditions precedent to the closing of the Business Combination contained in the Merger Agreement shall have been satisfied or waived.

(f) [Reserved].

(g) All lock-up provisions and other restrictions on transfer applicable to the equity securities of Denali held by Denali Capital Global Investments LLC (the “Sponsor”) pursuant to any agreements or arrangements in effect prior to the execution of this Agreement, including that certain Letter Agreement, dated as of April 6, 2022, by and among Denali Capital Acquisition Corp., Sponsor and certain security holders named therein and the other agreements disclosed in the SEC Documents, shall remain in full force and effect in accordance with their terms immediately following the Closing, and neither Denali nor the Sponsor shall have taken any action to waive, amend, terminate, or otherwise release the Sponsor from such provisions or restrictions.

8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before December 31, 2025 due to Semnur’s, Denali’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the Buyer, if such Buyer is the nonbreaching party, or Semnur, if Semnur is the nonbreaching party, shall have the option to terminate this Agreement with respect to such Buyer, if such Buyer is the breaching party, or with respect to Semnur and Denali, if Semnur or Denali are the breaching party, at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or ..pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between Semnur, Denali, their affiliates and Persons acting on their behalf, on the one hand, and the Buyers, their affiliates and Persons acting on their behalf, on the other hand, with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of Semnur, Denali nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by Semnur, Denali and the holders of at least a majority of the aggregate amount of Common Shares issued and issuable hereunder, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Common Shares, Semnur and Denali; provided, that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer (for the avoidance of doubt, participation by any Buyer in an unrelated financing by Semnur shall not be deemed to disproportionately affect the Buyers who do not participate in such financing). No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of the applicable Common Shares then outstanding.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to Semnur (or New Semnur following the Closing):

960 San Antonio Road

Palo Alto, CA 94303

Attention: Jaisim Shah

E-mail: JShah@scilexholding.com

If to Denali prior to the Closing:

Denali Capital Acquisition Corp, Inc.
437 Madison Avenue. 27th Floor
New York, New York 10022
Attn: Lei Huang
Email: lei.huang@itradeup.com

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers, with copies (for informational purposes only) to such Buyer’s representatives as set forth in column (5) on the Schedule of Buyers, or to such other address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time and date or (C) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares. A Buyer may assign some or all of its rights hereunder without the consent of Semnur or Denali, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) Third Party Beneficiaries. The Placement Agent shall be a third party beneficiary of the representations and warranties of the Buyers in Section 2, the representations and warranties of Semnur in Section 3 and the representations and warranties of Denali in Section 4. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of Semnur and Denali with respect to Section 9(k) and as otherwise set forth in this Section 9(h).

(i) Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of Semnur, Denali and the Buyers contained in Sections 2, 3 and 4, and the agreements and covenants set forth in Sections 5 and 9 shall survive the Closing. Each Buyer, and each of Semnur and Denali, shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Common Shares thereunder and in addition to all of Semnur’s other obligations under the Transaction Documents, Semnur shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Common Shares and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by Semnur in the Transaction Documents or any other certificate, instrument or document of Semnur contemplated hereby or thereby, (B) any breach of any covenant, agreement or obligation of Semnur contained in the Transaction Documents or any other certificate, instrument or document of Semnur contemplated hereby or thereby or (C) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Semnur or Denali) and arising out of or resulting from (I) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (II) the status of such Buyer or holder of the Common Shares as an investor in Semnur pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by Semnur may be unenforceable for any reason, Semnur shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(ii) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Common Shares thereunder and in addition to all of Denali’s other obligations under the Transaction Documents, Denali shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities incurred by any Indemnitee as a result of, or arising out of, or relating to (A) any misrepresentation or breach of any representation or warranty made by Denali in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (B) any breach of any covenant, agreement or obligation of Denali contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (C) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Semnur or Denali) and arising out of or resulting from (I) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (II) the status of such Buyer or holder of the Common Shares as an investor in Denali pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by Denali may be unenforceable for any reason, Denali shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. Each Buyer and each holder of the Common Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of Semnur and Denali recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. Each of Semnur and Denali therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under each Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and each of Semnur and Denali acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and neither Semnur nor Denali shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and each of Semnur and Denali acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each of Semnur and Denali acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer, Semnur and Denali have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SEMNUR PHARMACEUTICALS, INC.

By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
	Title:	Chief Executive Officer

DENALI CAPITAL ACQUISITION CORP.

By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, Semnur and Denali have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

JW Capital Securities Limited

By:	/s/ Liu Ying
	Name:	Liu Ying
	Title:	Director

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address and E-mail	Number of Common Shares	Purchase Price	Legal Representative’s Address and E-mail
JW Capital Securities Limited	Unit 75, 43/F, AIA Tower, 183 Electric Road, North Point, Hong Kong, China Email: yoyo.liu.jwcs.com.hk	1,250,000	$20,000,000
TOTAL		1,250,000	$20,000,000.00